Exhibit 99.1

Clinton, NJ -- Unity Bancorp, Inc. (NASDAQ: UNTY), parent company of Unity Bank, reported net income of $9.7 million, or $0.95 per diluted share, for the quarter ended June 30, 2023, compared to net income of $10.3 million, or $0.96 per diluted share for the quarter ended March 31, 2023. This represents a 5.7% decrease in net income and a 1.0% decrease in net income per diluted share.  For the six months ended June 30, 2023, Unity reported net income of $20.0 million or $1.91 per diluted share, compared to net income of $18.6 million or $1.74 per diluted share for the six months ended June 30, 2022. This represents a 7.7% increase in net income and a 9.8% increase in net income per diluted share.

Second Quarter Earnings Highlights

●	Net interest income, our primary driver of earnings, decreased $0.4 million to $23.5 million for the quarter ended June 30, 2023, compared to $23.9 million for the quarter ended March 31, 2023. Net interest margin (“NIM”) decreased 15 basis points to 4.04% for the quarter ended June 30, 2023, compared to the quarter ended March 31, 2023. The decrease was primarily due to the cost of interest-bearing liabilities increasing faster than the yield of interest-earning assets.
●	The provision for credit losses was $0.8 million for the quarter ended June 30, 2023, compared to $0.1 million for the quarter ended March 31, 2023. The increase was primarily driven by loan growth and increased losses related to certain Consumer and Small Business Administration (“SBA”) credits.
●	Non-interest income was $2.1 million for the quarter ended June 30, 2023, compared to $1.4 million for the quarter ended March 31, 2023. The $0.7 million increase was primarily driven by increased realized gains related to the sale of mortgage loans and SBA loans. This was complemented by reduced mark-to-market decreases in the Company’s equity portfolio, which is primarily comprised of bank common and preferred shares.
●	Non-interest expense was $11.8 million for the quarter ended June 30, 2023, compared to $11.4 million for the quarter ended March 31, 2023. The increase was primarily driven by increased FDIC deposit insurance expense.
●	The effective tax rate was 26.0% for the quarter ended June 30, 2023, compared to 25.4% for the quarter ending March 31, 2023.

Balance Sheet Highlights

●	Total gross loans modestly increased $60.8 million, or 2.9%, from December 31, 2022, primarily due to increases in commercial loans and residential mortgage loans. These increases were partially offset by decreases in the residential construction loan category. In the second quarter of 2023, the Company sold $6.3 million of portfolio residential mortgage loans and $6.0 million of SBA held for sale loans, realizing gains of $0.1 million and $0.6 million, respectively.
●	As of June 30, 2023, the allowance for credit losses as a percentage of gross loans was 1.20%.
●	Total deposits increased $62.0 million, or 3.5%, from December 31, 2022, to $1.85 billion as of June 30, 2023. As of June 30, 2023, 18.2% of total deposits were uninsured and the average deposit account size was approximately $37 thousand. Further, the Bank’s deposit base was 45.7% retail, 26.3% business, 17.6% municipal, and 10.4% Brokered CDs.
●	As of June 30, 2023, the loan to deposit ratio was approximately 117.2%, which is above the Company’s target threshold of 110%. Consistent with the prior quarter and to bring the ratio in line with the Company’s target, Unity is intentionally reducing commercial investment property CRE lending volumes and continues to execute upon its retail banking deposit gathering strategies.
●	As of June 30, 2023, investments comprised 5.4% of total assets. Available for sale debt securities (“AFS”) were $93.0 million or 3.7% of total assets. Held to maturity (“HTM”) debt securities were $35.9 million or 1.4% of total assets. As of June 30, 2023, pre-tax net unrealized losses on AFS and HTM were $6.1 million and $6.6 million, respectively. These pre-tax unrealized losses represent approximately 5.0% of the Bank’s capital. Equity securities were $8.2 million or 0.3% of total assets as of June 30, 2023.
●	Borrowed funds increased $40.0 million from December 31, 2022. Borrowed funds were entirely comprised of borrowings from the FHLB.
●	Shareholders’ equity was $244.1 million as of June 30, 2023, compared to $239.2 million as of December 31, 2022. The $4.9 million increase was primarily driven by 2023 earnings, partially offset by share repurchase and dividend payments. In the second quarter of 2023, Unity Bancorp repurchased 225,000 shares for approximately $5.1 million, or a weighted average price of $22.82 per share.
●	Book value per common share was $24.12 as of June 30, 2023, compared to $22.60 as of December 31, 2022.
●	Below is a summary of the Bancorp’s regulatory capital:
o	Community Bank Leverage Ratio: 10.49% at June 30, 2023, compared to 10.38% at March 31, 2023 and 10.88% at December 31, 2022.
o	Common Equity Tier 1 Capital Ratio: 11.74% at June 30, 2023.
o	Tier 1 Capital Ratio: 12.21% at June 30, 2023.
o	Total Capital Ratio: 13.45% at June 30, 2023.

●	At June 30, 2023, the Company held $151.2 million of cash and cash equivalents. Further, the Company maintained approximately $450.2 million of funding available from various funding sources, including the FHLB, FRB Discount Window, and other lines of credit. Total available funding plus cash on hand represented 179.0% of uninsured deposits.
●	As of June 30, 2023, nonperforming assets were $16.5 million. As of December 31, 2022, nonperforming assets were $9.1 million. As of June 30, 2023, criticized, classified and nonaccrual assets were $36.8 million. Over 70% of nonperforming loans consisted of residential mortgage loans and residential construction loans, which have historically resulted in lower net charge off levels. The Company diligently reviews nonperforming assets and potential problem credits, taking proactive measures to promptly address and resolve any issues.

Other Highlights

❖	In June 2023, Unity Bank hired industry veteran Daniel Sharabba as its new Senior Retail Officer. Mr. Sharabba previously served as Regional Manager/Vice President with Citizens Bank, overseeing 17 retail locations in northern and central New Jersey.

❖	Unity Bank is opening a new full-service branch in Parsippany, the first location in Morris County, New Jersey and third new retail banking site since December 2022. The branch opening is anticipated to occur over the upcoming months.

❖	In May 2023, Unity Bank was selected for the ICBA’s 2023 Best Performing Banks List, which annually ranks the top community banks in the country. Additionally, in July 2023, Unity Bank was awarded the Raymond James Community Bankers Cup for 2022. This award recognizes the top 10% of community banks based on various profitability, efficiency, and balance sheet metrics. Unity was the only New Jersey headquartered bank to be recognized for these awards.

❖	In April 2023, Unity Bancorp Inc. announced a new Share Repurchase Program. Under the new program, Unity Bancorp Inc. may repurchase up to 500,000 shares or approximately 5% of its outstanding common stock. The program is a testament to the Company’s commitment to returning value to its shareholders. Further, the Company will continue to conservatively manage its overall capital and liquidity positions when determining the timing of share repurchases.

Unity Bancorp, Inc. is a financial services organization headquartered in Clinton, New Jersey, with approximately $2.6 billion in assets and $1.8 billion in deposits.  Unity Bank, the Company’s wholly owned subsidiary, provides financial services to retail, corporate and small business customers through its robust branch network located in Bergen, Hunterdon, Middlesex, Ocean, Somerset, Union and Warren Counties in New Jersey and Northampton County in Pennsylvania.  For additional information about Unity, visit our website at  www.unitybank.com , or call 800- 618-BANK.

This news release contains certain forward-looking statements, either expressed or implied, which are provided to assist the reader in understanding anticipated future financial performance.  These statements may be identified by use of the words “believe”, “expect”, “intend”, “anticipate”, “estimate”, “project” or similar expressions.  These statements involve certain risks, uncertainties, estimates and assumptions made by management, which are subject to factors beyond the Company’s control and could impede its ability to achieve these goals.  These factors include those items included in our Annual Report on Form 10-K under the heading “Item IA-Risk Factors” as amended or supplemented by our subsequent filings with the SEC, as well as general economic conditions, trends in interest rates, the ability of our borrowers to repay their loans, our ability to manage and reduce the level of our nonperforming assets, results of regulatory exams, and the impact of COVID-19 on the Bank, its employees and customers, among other factors.

UNITY BANCORP, INC.

SUMMARY FINANCIAL HIGHLIGHTS

June 30, 2023

				June 30, 2023 vs.
				March 31, 2023	June 30, 2022
(In thousands, except percentages and per share amounts)	June 30, 2023	March 31, 2023	June 30, 2022%		%
BALANCE SHEET DATA
Total assets	$2,552,301	$2,475,851	$2,117,156	3.1%	20.6%
Total deposits	1,849,528	1,823,921	1,697,967	1.4	8.9
Total gross loans	2,167,367	2,130,919	1,801,593	1.7	20.3
Total securities	137,061	138,264	139,835	(0.9)	(2.0)
Total shareholders' equity	244,073	240,459	220,789	1.5	10.5
Allowance for credit losses	25,988	26,201	22,858	(0.8)	13.7

FINANCIAL DATA - QUARTER TO DATE
Income before provision for income taxes	$13,109	$13,791	$12,608	(4.9)	4.0
Provision for income taxes	3,409	3,504	3,157	(2.7)	8.0
Net income	$9,700	$10,287	$9,451	(5.7)	2.6

Net income per common share - Basic	$0.96	$0.98	$0.90	(2.0)	6.7
Net income per common share - Diluted	0.95	0.96	0.88	(1.0)	8.0

PERFORMANCE RATIOS - QUARTER TO DATE
Return on average assets	1.60%	1.72%	1.83%
Return on average equity	16.19	17.14	17.32
Efficiency ratio **	45.54	44.56	42.84
Net interest margin	4.04	4.19	4.39
Noninterest expense to average assets	1.93	1.91	2.08

FINANCIAL DATA - YEAR TO DATE
Income before provision for income taxes	$26,901		$24,519		9.7
Provision for income taxes	6,914		5,960		16.0
Net income	$19,987		$18,559		7.7

Net income per common share - Basic	$1.94		$1.77		9.6
Net income per common share - Diluted	1.91		1.74		9.8

PERFORMANCE RATIOS - YEAR TO DATE
Return on average assets	1.66%		1.82%
Return on average equity	16.66		17.48
Efficiency ratio **	45.05		44.27
Net interest margin	4.11		4.25
Noninterest expense to average assets	1.92		2.15

SHARE INFORMATION
Market price per share	$23.59	$22.81	$26.48	3.4	(10.9)
Dividends paid	0.12	0.12	0.11	-	9.1
Book value per common share	24.12	23.34	21.01	3.3	14.8
Average diluted shares outstanding (QTD)	10,203	10,686	10,706	(4.5)	(4.7)

CAPITAL RATIOS
Total equity to total assets	9.56%	9.71%	10.43%
Community bank leverage ratio	10.49	10.38	11.20

CREDIT QUALITY AND RATIOS
Nonperforming assets	$16,466	$14,683	$7,680	12.1	114.4
QTD annualized net (chargeoffs)/recoveries to QTD average loans	(0.18)%	0.01%	(0.11)%
Allowance for credit losses to total loans	1.20	1.23	1.27
Nonperforming loans (gross SBA guarantee) to total loans	0.76	0.68	0.43
Nonperforming assets (gross SBA guarantee) to total assets	0.65	0.59	0.36

**The efficiency ratio is a non-GAAP measure, calculated based on the noninterest expense divided by the sum of net interest income plus non interest income, excluding net gains and losses on securities.

UNITY BANCORP, INC.

CONSOLIDATED BALANCE SHEETS

June 30, 2023

				June 30, 2023 vs.
				December 31, 2022	June 30, 2022
(In thousands, except percentages)	June 30, 2023	December 31, 2022	June 30, 2022%		%

ASSETS
Cash and due from banks	$22,552	$19,699	$23,997	14.5%	(6.0)%
Interest-bearing deposits	128,682	95,094	85,046	35.3	51.3
Cash and cash equivalents	151,234	114,793	109,043	31.7	38.7
Securities:
Debt securities available for sale, at market value	92,966	95,393	93,972	(2.5)	(1.1)
Debt securities held to maturity, at book value	35,890	35,760	36,813	0.4	(2.5)
Equity securities, at market value	8,205	9,793	9,050	(16.2)	(9.3)
Total securities	137,061	140,946	139,835	(2.8)	(2.0)
Loans:
SBA loans held for sale	20,074	27,928	32,183	(28.1)	(37.6)
SBA loans held for investment	39,878	38,468	33,089	3.7	20.5
SBA PPP loans	2,555	5,908	14,216	(56.8)	(82.0)
Commercial loans	1,256,032	1,187,543	1,026,313	5.8	22.4
Residential mortgage loans	633,414	605,091	481,687	4.7	31.5
Consumer loans	75,990	78,164	79,645	(2.8)	(4.6)
Residential construction loans	139,424	163,457	134,460	(14.7)	3.7
Total loans	2,167,367	2,106,559	1,801,593	2.9	20.3
Allowance for credit losses	(25,988)	(25,196)	(22,858)	3.1	13.7
Net loans	2,141,379	2,081,363	1,778,735	2.9	20.4
Premises and equipment, net	19,923	20,002	19,288	(0.4)	3.3
Bank owned life insurance ("BOLI")	26,940	26,776	26,464	0.6	1.8
Deferred tax assets	12,891	12,345	11,933	4.4	8.0
Federal Home Loan Bank ("FHLB") stock	21,430	19,064	9,223	12.4	132.4
Accrued interest receivable	14,858	13,403	9,961	10.9	49.2
Goodwill	1,516	1,516	1,516	-	-
Prepaid expenses and other assets	25,069	14,740	11,158	70.1	124.7
Total assets	$2,552,301	$2,444,948	$2,117,156	4.4%	20.6%

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Deposits:
Noninterest-bearing demand	$439,220	$494,184	$511,062	(11.1)%	(14.1)%
Interest-bearing demand	300,710	276,218	249,997	8.9	20.3
Savings	546,116	591,826	670,129	(7.7)	(18.5)
Brokered time deposits	192,043	189,644	93,395	1.3	105.6
Time deposits	371,439	235,656	173,384	57.6	114.2
Total deposits	1,849,528	1,787,528	1,697,967	3.5	8.9
Borrowed funds	423,000	383,000	165,000	10.4	156.4
Subordinated debentures	10,310	10,310	10,310	-	-
Accrued interest payable	715	691	128	3.5	458.6
Accrued expenses and other liabilities	24,675	24,192	22,962	2.0	7.5
Total liabilities	2,308,228	2,205,721	1,896,367	4.6	21.7
Shareholders' equity:
Common stock	98,910	97,204	95,650	1.8	3.4
Retained earnings	173,823	156,958	139,394	10.7	24.7
Treasury stock, at cost	(25,037)	(11,675)	(11,633)	114.4	115.2
Accumulated other comprehensive (loss) income	(3,623)	(3,260)	(2,622)	11.1	38.2
Total shareholders' equity	244,073	239,227	220,789	2.0	10.5
Total liabilities and shareholders' equity	$2,552,301	$2,444,948	$2,117,156	4.4%	20.6%

Shares issued	11,387	11,289	11,214
Shares outstanding	10,119	10,584	10,511
Treasury shares	1,268	705	703

*NM=Not meaningful

UNITY BANCORP, INC.

QTD CONSOLIDATED STATEMENTS OF INCOME

June 30, 2023

				June 30, 2023 vs.
	For the three months ended			March 31, 2023		June 30, 2022
(In thousands, except percentages and per share amounts)	June 30, 2023	March 31, 2023	June 30, 2022	$	%	$	%
INTEREST INCOME
Interest-bearing deposits	$441	$333	$152	$108	32.4%	$289	190.1%
FHLB stock	343	331	50	12	3.6	293	586.0
Securities:
Taxable	1,798	1,739	1,115	59	3.4	683	61.3
Tax-exempt	19	19	10	-	-	9	90.0
Total securities	1,817	1,758	1,125	59	3.4	692	61.5
Loans:
SBA loans	1,403	1,404	926	(1)	(0.1)	477	51.5
SBA PPP loans	27	77	492	(50)	(64.9)	(465)	(94.5)
Commercial loans	18,621	17,401	12,414	1,220	7.0	6,207	50.0
Residential mortgage loans	8,532	8,109	4,982	423	5.2	3,550	71.3
Consumer loans	1,471	1,354	919	117	8.6	552	60.1
Residential construction loans	2,737	2,586	2,011	151	5.8	726	36.1
Total loans	32,791	30,931	21,744	1,860	6.0	11,047	50.8
Total interest income	35,392	33,353	23,071	2,039	6.1	12,321	53.4
INTEREST EXPENSE
Interest-bearing demand deposits	1,349	982	198	367	37.4	1,151	581.3
Savings deposits	2,501	1,953	412	548	28.1	2,089	507.0
Time deposits	3,895	2,709	419	1,186	43.8	3,476	829.6
Borrowed funds and subordinated debentures	4,125	3,799	285	326	8.6	3,840	1,347.4
Total interest expense	11,870	9,443	1,314	2,427	25.7	10,556	803.3
Net interest income	23,522	23,910	21,757	(388)	(1.6)	1,765	8.1
Provision for credit losses	777	108	1,188	669	619.4	(411)	(34.6)
Net interest income after provision for credit losses	22,745	23,802	20,569	(1,057)	(4.4)	2,176	10.6
NONINTEREST INCOME
Branch fee income	228	235	281	(7)	(3.0)	(53)	(18.9)
Service and loan fee income	491	503	688	(12)	(2.4)	(197)	(28.6)
Gain on sale of SBA loans held for sale, net	586	309	-	277	89.6	586	NM*
Gain on sale of mortgage loans, net	463	244	431	219	89.8	32	7.4
BOLI income	84	80	161	4	5.0	(77)	(47.8)
Net securities losses	(164)	(322)	(498)	158	49.1	334	67.1
Other income	427	368	1,686	59	16.0	(1,259)	(74.7)
Total noninterest income	2,115	1,417	2,749	698	49.3	(634)	(23.1)
NONINTEREST EXPENSE
Compensation and benefits	7,271	7,090	6,811	181	2.6	460	6.8
Processing and communications	663	804	706	(141)	(17.5)	(43)	(6.1)
Occupancy	779	770	727	9	1.2	52	7.2
Furniture and equipment	690	689	618	1	0.1	72	11.7
Professional services	296	427	392	(131)	(30.7)	(96)	(24.5)
Advertising	443	260	340	183	70.4	103	30.3
Other loan expenses	45	128	(5)	(83)	(64.8)	50	NM*
Deposit insurance	617	348	250	269	77.3	367	146.8
Director fees	203	217	225	(14)	(6.5)	(22)	(9.8)
Loan collection expenses	85	47	36	38	80.9	49	136.1
Other expenses	659	648	610	11	1.7	49	8.0
Total noninterest expense	11,751	11,428	10,710	323	2.8	1,041	9.7
Income before provision for income taxes	13,109	13,791	12,608	(682)	(4.9)	501	4.0
Provision for income taxes	3,409	3,504	3,157	(95)	(2.7)	252	8.0
Net income	$9,700	$10,287	$9,451	$(587)	(5.7)%	$249	2.6%

Effective tax rate	26.0%	25.4%	25.0%

Net income per common share - Basic	$0.96	$0.98	$0.90
Net income per common share - Diluted	0.95	0.96	0.88

Weighted average common shares outstanding - Basic	10,103	10,538	10,504
Weighted average common shares outstanding - Diluted	10,203	10,686	10,706
*NM=Not meaningful

UNITY BANCORP, INC.

YTD CONSOLIDATED STATEMENTS OF INCOME

June 30, 2023

	For the six months ended June 30,		Current YTD vs. Prior YTD
(In thousands, except percentages and per share amounts)	2023	2022	$	%
INTEREST INCOME
Interest-bearing deposits	$775	$248	$527	212.5%
FHLB stock	674	83	591	712.0
Securities:
Taxable	3,537	1,768	1,769	100.1
Tax-exempt	38	16	22	137.5
Total securities	3,575	1,784	1,791	100.4
Loans:
SBA loans	2,807	1,849	958	51.8
SBA PPP loans	104	1,269	(1,165)	(91.8)
Commercial loans	36,022	23,910	12,112	50.7
Residential mortgage loans	16,641	9,372	7,269	77.6
Consumer loans	2,825	1,840	985	53.5
Residential construction loans	5,323	3,835	1,488	38.8
Total loans	63,722	42,075	21,647	51.4
Total interest income	68,746	44,190	24,556	55.6
INTEREST EXPENSE
Interest-bearing demand deposits	2,331	362	1,969	543.9
Savings deposits	4,454	757	3,697	488.4
Time deposits	6,604	899	5,705	634.6
Borrowed funds and subordinated debentures	7,924	511	7,413	1,450.7
Total interest expense	21,313	2,529	18,784	742.7
Net interest income	47,433	41,661	5,772	13.9
Provision for credit losses	885	1,009	(124)	(12.3)
Net interest income after provision for credit losses	46,548	40,652	5,896	14.5
NONINTEREST INCOME
Branch fee income	463	556	(93)	(16.7)
Service and loan fee income	993	1,272	(279)	(21.9)
Gain on sale of SBA loans held for sale, net	896	852	44	5.2
Gain on sale of mortgage loans, net	707	952	(245)	(25.7)
BOLI income	164	324	(160)	(49.4)
Net securities losses	(487)	(1,055)	568	53.8
Other income	796	2,088	(1,292)	(61.9)
Total noninterest income	3,532	4,989	(1,457)	(29.2)
NONINTEREST EXPENSE
Compensation and benefits	14,361	13,319	1,042	7.8
Processing and communications	1,467	1,458	9	0.6
Occupancy	1,549	1,502	47	3.1
Furniture and equipment	1,379	1,194	185	15.5
Professional services	723	839	(116)	(13.8)
Advertising	703	565	138	24.4
Other loan expenses	173	130	43	33.1
Deposit insurance	965	519	446	85.9
Director fees	420	459	(39)	(8.5)
Loan collection expenses	132	93	39	41.9
Other expenses	1,307	1,044	263	25.2
Total noninterest expense	23,179	21,122	2,057	9.7
Income before provision for income taxes	26,901	24,519	2,382	9.7
Provision for income taxes	6,914	5,960	954	16.0
Net income	$19,987	$18,559	$1,428	7.7%

Effective tax rate	25.7%	24.3%

Net income per common share - Basic	$1.94	$1.77
Net income per common share - Diluted	1.91	1.74

Weighted average common shares outstanding - Basic	10,319	10,475
Weighted average common shares outstanding - Diluted	10,444	10,685
*NM=Not meaningful

UNITY BANCORP, INC.

QUARTER TO DATE NET INTEREST MARGIN

June 30, 2023

	For the three months ended
(Dollar amounts in thousands, interest amounts and	June 30, 2023			June 30, 2022
interest rates/yields on a fully tax-equivalent basis)	Average Balance	Interest	Rate/Yield	Average Balance	Interest	Rate/Yield
ASSETS
Interest-earning assets:
Interest-bearing deposits	$34,808	$441	5.09%	$101,430	$152	0.60%
FHLB stock	17,252	343	7.97	3,996	50	4.99
Securities:
Taxable	135,943	1,798	5.29	127,539	1,115	3.51
Tax-exempt	1,766	20	4.59	1,258	11	3.69
Total securities (A)	137,709	1,818	5.28	128,797	1,126	3.51
Loans:
SBA loans	61,744	1,403	9.09	63,804	926	5.82
SBA PPP loans	2,561	27	4.20	23,900	492	8.25
Commercial loans	1,225,761	18,621	6.01	1,006,183	12,414	4.95
Residential mortgage loans	622,283	8,532	5.48	449,963	4,982	4.44
Consumer loans	76,741	1,471	7.59	78,400	919	4.70
Residential construction loans	158,165	2,737	6.85	129,780	2,011	6.21
Total loans (B)	2,147,255	32,791	6.04	1,752,030	21,744	4.98
Total interest-earning assets	$2,337,024	$35,393	6.07%	$1,986,253	$23,072	4.66%

Noninterest-earning assets:
Cash and due from banks	21,967			24,041
Allowance for credit losses	(26,270)			(22,179)
Other assets	103,234			79,130
Total noninterest-earning assets	98,931			80,992
Total assets	$2,435,955			$2,067,245

LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
Total interest-bearing demand deposits	$312,149	$1,349	1.73%	$270,380	$198	0.29%
Total savings deposits	543,690	2,501	1.85	686,058	412	0.24
Total time deposits	533,612	3,895	2.93	278,206	419	0.60
Total interest-bearing deposits	1,389,451	7,745	2.24	1,234,644	1,029	0.33
Borrowed funds and subordinated debentures	339,599	4,125	4.81	59,090	285	1.94
Total interest-bearing liabilities	$1,729,050	$11,870	2.75%	$1,293,734	$1,314	0.41%

Noninterest-bearing liabilities:
Noninterest-bearing demand deposits	440,289			532,496
Other liabilities	26,275			22,192
Total noninterest-bearing liabilities	466,564			554,688
Total shareholders' equity	240,341			218,823
Total liabilities and shareholders' equity	$2,435,955			$2,067,245

Net interest spread		$23,523	3.32%		$21,758	4.25%
Tax-equivalent basis adjustment		(1)			(1)
Net interest income		$23,522			$21,757
Net interest margin			4.04%			4.39%

(A)	Yields related to securities exempt from federal and state income taxes are stated on a fully tax-equivalent basis. They are reduced by the nondeductible portion of interest expense, assuming a federal tax rate of 21 percent and applicable state rates.
(B)	The loan averages are stated net of unearned income, and the averages include loans on which the accrual of interest has been discontinued.

UNITY BANCORP, INC.

QUARTER TO DATE NET INTEREST MARGIN

June 30, 2023

	For the three months ended
(Dollar amounts in thousands, interest amounts and	June 30, 2023			March 31, 2023
interest rates/yields on a fully tax-equivalent basis)	Average Balance	Interest	Rate/Yield	Average Balance	Interest	Rate/Yield
ASSETS
Interest-earning assets:
Interest-bearing deposits	$34,808	$441	5.09%	$32,778	$333	4.12%
FHLB stock	17,252	343	7.97	16,776	331	7.99
Securities:
Taxable	135,943	1,798	5.29	138,379	1,739	5.03
Tax-exempt	1,766	20	4.59	1,753	20	4.49
Total securities (A)	137,709	1,818	5.28	140,132	1,759	5.02
Loans:
SBA loans	61,744	1,403	9.09	66,625	1,404	8.43
SBA PPP loans	2,561	27	4.20	4,243	77	7.26
Commercial loans	1,225,761	18,621	6.01	1,199,577	17,401	5.80
Residential mortgage loans	622,283	8,532	5.48	614,936	8,109	5.27
Consumer loans	76,741	1,471	7.59	77,121	1,354	7.02
Residential construction loans	158,165	2,737	6.85	163,821	2,586	6.31
Total loans (B)	2,147,255	32,791	6.04	2,126,323	30,931	5.82
Total interest-earning assets	$2,337,024	$35,393	6.07%	$2,316,009	$33,354	5.84%

Noninterest-earning assets:
Cash and due from banks	21,967			22,738
Allowance for credit losses	(26,270)			(25,778)
Other assets	103,234			111,104
Total noninterest-earning assets	98,931			108,064
Total assets	$2,435,955			$2,424,073

LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
Total interest-bearing demand deposits	$312,149	$1,349	1.73%	$287,749	$982	1.38%
Total savings deposits	543,690	2,501	1.85	571,843	1,953	1.39
Total time deposits	533,612	3,895	2.93	485,679	2,709	2.26
Total interest-bearing deposits	1,389,451	7,745	2.24	1,345,271	5,644	1.70
Borrowed funds and subordinated debentures	339,599	4,125	4.81	342,398	3,799	4.44
Total interest-bearing liabilities	$1,729,050	$11,870	2.75%	$1,687,669	$9,443	2.27%

Noninterest-bearing liabilities:
Noninterest-bearing demand deposits	440,289			468,407
Other liabilities	26,275			24,541
Total noninterest-bearing liabilities	466,564			492,948
Total shareholders' equity	240,341			243,456
Total liabilities and shareholders' equity	$2,435,955			$2,424,073

Net interest spread		$23,523	3.32%		$23,911	3.57%
Tax-equivalent basis adjustment		(1)			(1)
Net interest income		$23,522			$23,910
Net interest margin			4.04%			4.19%

(A)	Yields related to securities exempt from federal and state income taxes are stated on a fully tax-equivalent basis. They are reduced by the nondeductible portion of interest expense, assuming a federal tax rate of 21 percent and applicable state rates.
(B)	The loan averages are stated net of unearned income, and the averages include loans on which the accrual of interest has been discontinued.

UNITY BANCORP, INC.

YEAR TO DATE NET INTEREST MARGIN

June 30, 2023

	For the six months ended
(Dollar amounts in thousands, interest amounts and	June 30, 2023			June 30, 2022
interest rates/yields on a fully tax-equivalent basis)	Average Balance	Interest	Rate/Yield	Average Balance	Interest	Rate/Yield
ASSETS
Interest-earning assets:
Interest-bearing deposits	$33,798	$775	4.62%	$155,714	$248	0.32%
FHLB stock	17,016	674	7.98	3,774	83	4.44
Securities:
Taxable	137,154	3,537	5.16	106,257	1,768	3.35
Tax-exempt	1,760	40	4.54	1,124	19	3.42
Total securities (A)	138,914	3,577	5.15	107,381	1,787	3.36
Loans:
SBA loans	64,171	2,807	8.75	63,674	1,849	5.86
SBA PPP loans	3,397	104	6.12	30,408	1,269	8.42
Commercial loans	1,212,741	36,022	5.91	978,221	23,910	4.93
Residential mortgage loans	618,630	16,641	5.38	431,737	9,372	4.38
Consumer loans	76,930	2,825	7.30	78,693	1,840	4.71
Residential construction loans	160,978	5,323	6.58	126,405	3,835	6.12
Total loans (B)	2,136,847	63,722	5.93	1,709,138	42,075	4.96
Total interest-earning assets	$2,326,575	$68,748	5.96%	$1,976,007	$44,193	4.51%

Noninterest-earning assets:
Cash and due from banks	22,350			23,861
Allowance for credit losses	(26,025)			(22,254)
Other assets	107,147			79,379
Total noninterest-earning assets	103,472			80,986
Total assets	$2,430,047			$2,056,993

LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
Total interest-bearing demand deposits	$300,016	$2,331	1.57%	$259,913	$362	0.28%
Total savings deposits	557,689	4,454	1.61	693,627	757	0.22
Total time deposits	509,778	6,604	2.61	283,153	899	0.64
Total interest-bearing deposits	1,367,483	13,389	1.97	1,236,693	2,018	0.33
Borrowed funds and subordinated debentures	340,991	7,924	4.62	54,724	511	1.88
Total interest-bearing liabilities	$1,708,474	$21,313	2.52%	$1,291,417	$2,529	0.40%

Noninterest-bearing liabilities:
Noninterest-bearing demand deposits	454,270			529,729
Other liabilities	25,413			21,707
Total noninterest-bearing liabilities	479,683			551,436
Total shareholders' equity	241,890			214,141
Total liabilities and shareholders' equity	$2,430,047			$2,056,993

Net interest spread		$47,435	3.44%		$41,664	4.12%
Tax-equivalent basis adjustment		(2)			(3)
Net interest income		$47,433			$41,661
Net interest margin			4.11%			4.25%

(A)	Yields related to securities exempt from federal and state income taxes are stated on a fully tax-equivalent basis. They are reduced by the nondeductible portion of interest expense, assuming a federal tax rate of 21 percent and applicable state rates.
(B)	The loan averages are stated net of unearned income, and the averages include loans on which the accrual of interest has been discontinued.

UNITY BANCORP, INC.

QUARTERLY ALLOWANCE FOR CREDIT LOSSES AND LOAN QUALITY SCHEDULES

June 30, 2023

Amounts in thousands, except percentages	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022
ALLOWANCE FOR CREDIT LOSSES:
Balance, beginning of period	$26,201	$25,196	$23,861	$22,858	$22,168
Impact of the adoption of ASU 2016-13 ("CECL")	-	847	-	-	-
Provision for credit losses charged to expense	777	108	1,632	1,517	1,188
	26,978	26,151	25,493	24,375	23,356
Less: Chargeoffs
SBA loans	-	113	59	-	-
Commercial loans	-	-	-	501	501
Residential mortgage loans	-	-	-	-	-
Consumer loans	225	120	300	50	40
Residential construction loans	900	-	-	-	-
Total chargeoffs	1,125	233	359	551	541
Add: Recoveries
SBA loans	15	-	-	5	6
Commercial loans	96	271	26	23	32
Residential mortgage loans	-	-	2	-	1
Consumer loans	24	12	34	9	4
Residential construction loans	-	-	-	-	-
Total recoveries	135	283	62	37	43
Net (chargeoffs)/recoveries	(990)	50	(297)	(514)	(498)
Balance, end of period	$25,988	$26,201	$25,196	$23,861	$22,858

LOAN QUALITY INFORMATION:

Nonperforming loans:
SBA loans	$3,591	$4,325	$690	$1,491	$604
Commercial loans	835	1,144	1,582	1,147	1,717
Residential mortgage loans	8,607	5,565	3,361	3,404	2,668
Consumer loans	-	-	-	-	200
Residential construction loans	3,182	3,473	3,432	1,991	2,691
Total nonperforming loans	16,215	14,507	9,065	8,033	7,680
OREO	251	176	-	-	-
Nonperforming assets	16,466	14,683	9,065	8,033	7,680
Less: Amount guaranteed by Small Business Administration	3,201	3,625	-	-	15
Nonperforming assets, net of SBA guarantee	13,265	11,058	9,065	8,033	7,665

Loans 90 days past due & still accruing	$-	$-	$-	$75	$43

Allowance for loan losses to:
Total loans at quarter end	1.20%	1.23%	1.20%	1.23%	1.27
Total nonperforming loans	157.83	178.44	277.95	297.04	297.63
Total nonperforming assets, net of SBA guarantee	195.91	236.94	277.95	297.04	298.21

UNITY BANCORP, INC.

QUARTERLY FINANCIAL DATA

June 30, 2023

(In thousands, except %'s, employee, office and per share amounts)	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022
SUMMARY OF INCOME:
Total interest income	$35,392	$33,353	$30,325	$26,224	$23,071
Total interest expense	11,870	9,443	5,616	2,486	1,314
Net interest income	23,522	23,910	24,709	23,738	21,757
Provision for credit losses	777	108	1,632	1,517	1,188
Net interest income after provision for credit losses	22,745	23,802	23,077	22,221	20,569
Total noninterest income	2,115	1,417	1,946	1,110	2,749
Total noninterest expense	11,751	11,428	11,389	10,064	10,710
Income before provision for income taxes	13,109	13,791	13,634	13,267	12,608
Provision for income taxes	3,409	3,504	3,678	3,325	3,157
Net income	$9,700	$10,287	$9,956	$9,942	$9,451

Net income per common share - Basic	$0.96	$0.98	$0.94	$0.94	$0.90
Net income per common share - Diluted	0.95	0.96	0.93	0.93	0.88

COMMON SHARE DATA:
Market price per share	$23.59	$22.81	$27.33	$25.11	$26.48
Dividends paid	0.12	0.12	0.11	0.11	0.11
Book value per common share	24.12	23.34	22.60	21.86	21.01

Weighted average common shares outstanding - Basic	10,103	10,538	10,557	10,522	10,504
Weighted average common shares outstanding - Diluted	10,203	10,686	10,740	10,714	10,706
Issued common shares	11,387	11,335	11,289	11,236	11,214
Outstanding common shares	10,119	10,292	10,584	10,533	10,511
Treasury shares	1,268	1,043	705	703	703

PERFORMANCE RATIOS (Annualized):
Return on average assets	1.60%	1.72%	1.72%	1.85%	1.83%
Return on average equity	16.19	17.14	16.82	17.39	17.32
Efficiency ratio**	45.54	44.56	43.24	39.59	42.84
Noninterest expense to average assets	1.93	1.91	1.96	1.87	2.08

BALANCE SHEET DATA:
Total assets	$2,552,301	$2,475,851	$2,444,948	$2,339,537	$2,117,156
Total securities	137,061	138,264	140,946	136,871	139,835
Total loans	2,167,367	2,130,919	2,106,559	1,942,414	1,801,593
Allowance for credit losses	25,988	26,201	25,196	23,861	22,858
Total deposits	1,849,528	1,823,921	1,787,528	1,796,597	1,697,967
Total shareholders' equity	244,073	240,459	239,227	230,234	220,789

TAX EQUIVALENT YIELDS AND RATES:
Interest-earning assets	6.07%	5.84%	5.48%	5.09%	4.66%
Interest-bearing liabilities	2.75	2.27	1.44	0.72	0.41
Net interest spread	3.32	3.57	4.04	4.37	4.25
Net interest margin	4.04	4.19	4.47	4.61	4.39

CREDIT QUALITY:
Nonperforming assets	$16,466	$14,683	$9,065	$8,033	$7,680
QTD annualized net (chargeoffs)/recoveries to QTD average loans	(0.18)%	0.01%	(0.06)%	(0.11)%	(0.11)%
Allowance for credit losses to total loans	1.20	1.23	1.20	1.23	1.27
Nonperforming loans to total loans	0.76	0.68	0.43	0.41	0.43
Nonperforming assets to total assets	0.65	0.59	0.37	0.34	0.36

CAPITAL RATIOS AND OTHER:
Total equity to total assets	9.56%	9.71%	9.78%	9.84%	10.43%
Community bank leverage ratio, bancorp	10.49	10.38	10.88	10.85	11.20

Number of banking offices	20	20	19	18	19
Number of employees	230	228	231	222	213

** The efficiency ratio is a non-GAAP measure, calculated based on the noninterest expense divided by the sum of net interest income plus non interest income, excluding net gains and losses on securities.